This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


Scudder
High Yield
Tax Free Fund

Annual Report
December 31, 1995

o Offers convenient access to high tax-free yields by investing primarily in investment-grade municipal securities.

o  A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER HIGH YIELD TAX FREE FUND


   CONTENTS

   2 In Brief

   3 Letter from the Fund's President

   4 Performance Update

   5 Portfolio Summary

   6 Portfolio Management Discussion

  10 Investment Portfolio

  17 Financial Statements

  20 Financial Highlights

  21 Notes to Financial Statements

  26 Report of Independent Accountants

  27 Tax Information

  29 Officers and Trustees

  30 Investment Products and Services

  31 How to Contact Scudder


     IN BRIEF

- Scudder High Yield Tax Free Fund posted a strong total return of 19.28% for the 12-month period ended December 31, 1995. The municipal bond market made a dramatic recovery last year after disappointing investors in 1994.

- The Fund's 30-day net annualized SEC yield was 5.47% on December 31, 1995. For investors in the top federal tax brackets of 36% and 39.6%, the Fund's yield was equivalent to an 8.55% and 9.06% taxable yield, respectively.

(BAR CHART TITLE) The Fund's 30-Day Net Annualized SEC Yield
                          and Taxable Equivalent Yields
                             as of December 31, 1995

(BAR CHART DATA)
       The Fund's 30-Day Net    Taxable-Equivalent      Taxable-Equivalent
           Annualized            Yield at 36% Tax       Yield at 39.6% Tax
            SEC Yield                 Bracket                Bracket
            ---------                 -------                -------
              5.47%                    8.55%                  9.06%


- The Fund continues to outpace the average performance of similar funds over one-, three-, four-, and five-year periods, according to Lipper Analytical Services. Please see page 6 for additional Lipper performance information.

                                                LETTER FROM THE FUND'S PRESIDENT

Dear Shareholders,

         Scudder High Yield Tax Free Fund's objective is to provide a high level of tax-free income from an actively managed portfolio consisting mainly of investment-grade municipal bonds. The Fund's managers work to sort through the municipal marketplace to find attractively valued individual bonds or classes of bonds. The Fund is designed for investors seeking yields higher than those obtainable from investments in only the highest quality bonds.

         Your Fund performed well in 1995, as you'll see in the Portfolio Management Discussion beginning on page 6. How did the municipal market overall perform last year? Not badly, considering the continued low level of demand from individual investors for tax-free bonds. Portfolio managers and institutions compensated to a certain degree. As a group, portfolio managers sold short-term municipal securities and purchased long-term tax-free bonds because the yield level of intermediate- and especially longer-maturity tax-free bonds relative to U.S. Treasuries approximated an all-time high. This is because many investors are currently discounting the value of tax exemption. Consider the relative yields of AAA municipal bonds versus Treasuries of the same maturity as of the close of 1995: 10-year municipals yielded 4.65%, while 10-year Treasuries yielded 3.88% if taxed at the 31% rate and only 3.39% at the 39.6% level. We believe that demand for municipals will rise as investors continue to recognize this disparity. We also believe that when budget and taxation matters are resolved in Washington, municipal bonds will continue to be attractive to investors in higher tax brackets.

         If you have any questions concerning your Scudder High Yield Tax Free Fund investment, please call a Scudder Investor Relations representative at 1-800-225-2470. Thank you for investing with Scudder.

                                   Sincerely,

                                   /s/David S. Lee

                                   David S. Lee
                                   President,
                                   Scudder High Yield Tax Free Fund

SCUDDER HIGH YIELD TAX FREE FUND
PERFORMANCE UPDATE as of December 31, 1995
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
SCUDDER HIGH YIELD TAX FREE FUND
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,928     19.28%   19.28%
5 Year    $15,652     56.52%    9.37%
Life of
 Fund*    $19,568     95.68%    7.82%

LEHMAN BROTHERS MUNICIPAL BOND INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,746    17.46%    17.46%
5 Year    $15,262    52.62%     8.82%
Life of
 Fund*    $19,692    96.92%     7.90%

*The Fund commenced operations on
 January 22, 1987. Index comparisons
 begin January 31, 1987.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

Scudder High Yield Tax Free Fund
Year            Amount
----------------------
1/31/87        $10,000
87             $ 9,419
88             $10,689
89             $11,792
90             $12,502
91             $14,185
92             $15,728
93             $17,906
94             $16,405
95             $19,568

Lehman Brothers Municipal Bond Index
Year            Amount
----------------------
1/31/87        $10,000
87             $ 9,854
88             $10,855
89             $12,026
90             $12,903
91             $14,469
92             $15,745
93             $17,679
94             $16,765
95             $19,692

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.


YEARLY PERIODS ENDED DECEMBER 31


                       1987*   1988    1989    1990    1991    1992    1993    1994    1995
                     -----------------------------------------------------------------------
NET ASSET VALUE...   $10.52  $11.06  $11.35  $11.19  $11.67  $11.90  $12.55  $10.86  $12.19
INCOME DIVIDENDS..   $  .78  $  .83  $  .76  $  .77  $  .76  $  .72  $  .67  $  .66  $  .72
CAPITAL GAINS
DISTRIBUTIONS.....   $   --  $   --  $  .06  $  .05  $  .21  $  .27  $  .28  $   --  $   --
FUND TOTAL
RETURN (%)........    -5.81   13.48   10.32    6.02   13.36   10.88   13.85   -8.38   19.28
INDEX TOTAL
RETURN (%)........    -1.46   10.16   10.79    7.29   12.14    8.82   12.28   -5.17   17.46


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not maintained the Fund's expenses, the average annual total return for the one year, five year and life of Fund periods would have been lower.

PORTFOLIO SUMMARY as of December 31, 1995
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Hospital/Health          24%
Electric Utility Revenue 16%
Port/Airport Revenue     12%              The Fund held securities
Toll Revenue             10%              issued in 26 states plus the
Core Cities/Lease         7%              District of Columbia and the
Sales & Special Tax       6%              Virgin Islands at the
Pollution Control/                        close of 1995.
Industrial Development    6%
Housing Finance Authority 5%
School District/Lease     2%
Miscellaneous Municipal  12%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
QUALITY
--------------------------------------------------------------------------
AAA                     15%
AA                      14%               As of December 31, bonds
A                        5%               rated A or better made up
BBB                     45%               34% of the Fund's portfolio.
BB                       1%
B                        2%
Not Rated               18%
                       ----
                       100%
                       ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
1 - 5 years              5%               Following substantial yield
5 - 10 years            47%               declines and bond price
10 - 20 years           45%               increases in 1995, we are
Greater than 20 years    3%               taking a cautious stance and
                       ----               have recently shortened the
                       100%               Fund's average effective
                       ====               maturity to 11 years.

Weighted average effective maturity: 11 years

A graph in the form of a pie chart appears here,
illustrating the exact data points in the above table.
-------------------------------------------------------------------
For more complete details about the Fund's Investment Portfolio, see page 10.

SCUDDER HIGH YIELD TAX FREE FUND
PORTFOLIO MANAGEMENT DISCUSSION


Dear Shareholders,

         Municipal bonds -- especially bonds with intermediate- to long-term maturities -- performed extremely well in 1995 as inflation fears eased and interest rates declined. Scudder High Yield Tax Free Fund fully participated in the market's price recovery, posting a total return of 19.28% for the 12-month period ended December 31 and exceeding the 15.98% average return of similar funds as tracked by Lipper Analytical Services, Inc. The Fund's net asset value rose 12.25% from $10.86 per share on December 31, 1994, to $12.19 at the end of 1995. The Fund's total return also included reinvestment of income distributions to shareholders totaling $0.72 per share. Scudder High Yield Tax Free Fund provided a 30-day net annualized SEC yield of 5.47% as of December 31, 1995, equivalent to an 8.55% taxable yield for investors in the 36% federal income tax bracket.

         The Fund's solid 1995 performance versus the competition is in keeping with its longer-term record: Scudder High Yield Tax Free Fund has outperformed the Lipper average of similar municipal bond funds over one-, three-, four-, and five-year periods, as shown in the chart below. Please turn to the Performance Update on page 4 for more information on the Fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.

             Scudder High Yield Tax Free Fund's Total Return Versus
                          the Average of Similar Funds
                    (Average annual total returns for periods
                            ended December 31, 1995)

                      Scudder High
                     Yield Tax Free        Lipper             Number of
   Period                 Fund             Average         Funds Tracked
   ------                 ----             -------         -------------
   1 year                19.28%             15.98%              38
   2 years                4.54               5.16               32
   3 years                7.55               7.16               24
   4 years                8.38               7.56               21
   5 years                9.37               8.40               20

   Performance statistics compiled by Lipper Analytical Services, Inc.

                            A Solid Comeback in 1995

         Following one of the worst years in history for fixed-income securities, municipal money managers and other institutional investors put cash to work beginning in the first quarter of 1995 as interest rates began to turn down, buying bonds they felt were significantly oversold. The rally in municipal bonds continued during most of the rest of the year, posting gains in every month except July. Discount bonds (those trading below par) performed best, favored by investors because of their greater upside potential versus other bonds of equivalent maturity.

         As encouraging as the performance of tax-free bonds was, returns did not match those of U.S. Treasuries. For example, while yields of long-term Treasury bonds declined almost two percentage points and their prices rose 25.10% during 1995, yields of municipal bonds of similar maturity declined 1.25 percentage points, with prices rising only 10.45%. As always, supply and demand played a significant role in municipal market returns. Demand for municipals was held back by several factors, including the outstanding performance of the stock market, continued reluctance to invest in bonds due to the negative impact of 1994's interest rate increases, and concerns over the Orange County, California, bankruptcy. An additional restraint on municipals' performance has been congressional discussion of a radically low-rate flat tax.

         While weak demand for municipals has been a hindrance, the decrease in supply was a bright spot. New issue volume for 1995 was $156 billion, down 4.3% from the $163 billion of new issues sold in 1994. With refinancing activity diminished, we expect the supply of tax-exempt bonds to remain relatively low in the near term. In fact, we expect that in 1996, for the second year running, the net supply of municipal bonds outstanding will actually decline.

                          Municipal Issuance: 1994-1996
                                  (in billions)


               1994                  1995                  1996
               ----                  ----                  ----
               163%                  156%                  150%*

               *  Estimated

 Portfolio Review

         Following the substantial declines in municipal yields in 1995, we are taking a cautious stance and have recently shortened the Fund's average effective maturity from 12 to 11 years. The Fund's average effective maturity is now on par with that of the average municipal bond fund. At the same time we have continued to seek additional yield by increasing the percentage of below-investment-grade bonds in the Fund's portfolio from 17% to 21%.

         Our long-term investment strategy, however, remains the same as in the past: We emphasize investment-grade, long-term municipal bonds providing high relative yields. As of December 31, 1995, BBB-rated bonds made up 45% of the Fund's portfolio, while bonds rated A or higher represented 34%.

         Diversification remains an important investment strategy for Scudder High Yield Tax Free Fund, allowing us to spread the portfolio's risk over a large number of geographic areas, bond sectors, and maturities. The Fund held securities issued in 26 states plus the District of Columbia and the Virgin Islands as of the close of 1995. In addition, Fund assets were distributed among hospital/healthcare bonds, toll revenue bonds, general obligation bonds and several other categories. The past year provided an important example of the value of diversification: Retama Development Corporation, organized to build a racetrack in Retama, Texas, proved to be a disappointing credit, as racetrack revenues have so far not met expectations. However, several other issues in the portfolio, including San Joaquin, California, toll road bonds, experienced outstanding performance in 1995, more than making up for Retama.

         Lastly, purchasing bonds with call protection remains a fundamental part of our investment strategy. When long-term interest rates on municipal bonds are declining, as happened in 1995, we believe it is important to protect a significant portion of the Fund's bonds from being called in by their issuers before maturity. (Generally, a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate.) Our call-protection strategy provides a more reliable income stream than would exist if the portfolio held significant amounts of bonds that could be called in before their stated maturities.

                                   Our Outlook

         Our view of the municipal bond market hasn't changed significantly from six months ago. We expect the present economic environment of slow growth and low inflation -- which has been with us for some time -- to continue in the near term, with the possibility of a brief economic slowdown occurring in the second half of 1996. We believe the municipal bond market and bonds in general would benefit from either environment, but we expect more modest declines in interest rates this year than last year. Though municipals staged a rally in the latter half of 1995, municipal bond yields remain at historical highs relative to Treasury bonds. Because of this relationship, large institutions that pay no taxes continue to purchase tax-free securities for their price appreciation potential. Our ongoing strategy will reflect our commitment to providing high tax-free income and competitive total returns for our shareholders.

      Sincerely,

      Your Portfolio Management Team

      /s/Philip G. Condon                /s/Donald C. Carleton
      Philip G. Condon                   Donald C. Carleton


                               Scudder High Yield
                                 Tax Free Fund:
                          A Team Approach to Investing

   Scudder High Yield Tax Free Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

   Lead Portfolio Manager Philip G. Condon has had responsibility for Scudder High Yield Tax Free Fund's day-to-day operations since its inception in 1987, after joining Scudder in 1983. Phil, who has worked in the investment industry since 1977, also serves as Lead Portfolio Manager for Scudder Massachusetts Tax Free Fund and is a Portfolio Manager of other tax free funds. Donald C. Carleton, Portfolio Manager, became a member of the team in 1995 and has been a portfolio manager at Scudder since he joined the firm in 1983. Don, who assists in implementing investment strategy, also serves as Portfolio Manager for Scudder Tax Free Money Fund and other Scudder funds.

SCUDDER HIGH YIELD TAX FREE FUND
INVESTMENT PORTFOLIO  as of December 31, 1995
-------------------------------------------------------------------------------------------------------------------------

                                                                                                Unaudited
                                                                                                ---------
                                                                                Principal         Credit         Market
                                                                                Amount ($)      Rating (d)      Value ($)
-------------------------------------------------------------------------------------------------------------------------

                        -------------------------------------------------------------------------------------------------
0.1%                    SHORT-TERM MUNICIPAL INVESTMENTS
                        -------------------------------------------------------------------------------------------------

NEW YORK                New York City, NY, General Obligation, Series A-4,
                         Daily Demand Note, 5.95%, 8/1/22*
                         (Cost $150,000) ...................................       150,000          P1            150,000
                                                                                                               ----------

                        -------------------------------------------------------------------------------------------------
99.9%                   LONG-TERM MUNICIPAL INVESTMENTS
                        -------------------------------------------------------------------------------------------------

ALASKA                  North Slope Borough, AK, General Obligation, Capital
                         Appreciation, Series B, Zero Coupon, 6/30/05 (c) ..     7,600,000          AAA         4,754,256

ARIZONA                 Maricopa County, AZ, Industrial Development
                         Revenue, Resource Recovery, Private Placement,
                         9.25%, 5/1/15 .....................................     4,000,000          NR          3,999,680
                        McDowell Mountain Ranch, AZ, Communities
                         Facilities District, 8.25%, 7/15/19 ...............     3,000,000          NR          3,198,060
                        Salt River Project, AZ, Agricultural Improvement &
                         Power District, Electric Systems, 6%, 1/1/09 ......     5,000,000          AA          5,443,900

CALIFORNIA              Foothill Eastern Transportation Corridor Agency, CA,
                         Toll Road Revenue, Senior Lien, Series A:
                          Zero Coupon, 1/1/10 ..............................     7,000,000          BBB         4,172,280
                          Zero Coupon, 1/1/11 ..............................     4,415,000          BBB         2,652,444
                          Zero Coupon, 1/1/12 ..............................     6,000,000          BBB         3,598,860
                          Zero Coupon, 1/1/14 ..............................     2,875,000          BBB         1,729,083
                        Long Beach, CA, Aquarium of the Pacific Project,
                         6.1%, 7/1/10 ......................................     4,500,000          BBB         4,540,725
                        Los Angeles County, CA, Certificate of Participation,
                         Marina Del Ray, Series A, 6.25%, 7/1/03 ...........     5,500,000          NR          5,549,060
                        Sacramento, CA, Cogeneration Project Revenue,
                         Proctor & Gamble Project, 6.5%, 7/1/14 ............     2,500,000          BBB         2,617,625
                        San Joaquin Hills, CA, Transportation Corridor
                         Agency, Orange County, Senior Lien Toll Road
                         Revenue:
                          Zero Coupon to 1/1/02, 7.6% to 1/1/11 (b) ........     5,000,000          BBB         3,764,350
                          Zero Coupon to 1/1/02, 7.65% to 1/1/12 ...........    15,000,000          BBB        11,199,150
                          Zero Coupon to 1/1/02, 7.65% to 1/1/13 ...........     4,000,000          BBB         2,986,440
                        San Jose, CA, Redevelopment Agency, Merged Area
                         Redevelopment Project, Tax Allocation Bonds,
                         6%, 8/1/08 (c) ....................................     3,000,000          AAA         3,283,500

COLORADO                Colorado Health Facilities Authority Revenue, Rocky
                         Mountain Adventist Healthcare Project, Series 1993,
                         6.625%, 2/1/13 ....................................     3,500,000          BBB         3,584,840


   The accompanying notes are an integral part of the financial statements.

                                                                                                     INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------

                                                                                                Unaudited
                                                                                                ---------
                                                                                Principal         Credit         Market
                                                                                Amount ($)      Rating (d)      Value ($)
-------------------------------------------------------------------------------------------------------------------------


                        Denver, CO, Airport System Revenue:
                         Series A, Zero Coupon, 11/15/00 ...................    1,140,000           BBB           875,748
                         Series A, Zero Coupon, 11/15/01 ...................    5,120,000           BBB         3,704,934
                         Series A, Zero Coupon, 11/15/03 ...................    3,050,000           BBB         1,946,937
                         Series A, Zero Coupon, 11/15/04 ...................    3,130,000           BBB         1,871,145
                         Series A, Zero Coupon, 11/15/05 ...................    1,855,000           BBB         1,036,500
                         Series 1991 D, 7.75%, 11/15/13 (b) ................    9,775,000           BBB        11,730,782

DISTRICT OF COLUMBIA    District of Columbia, Certificate of Participation,
                         Series 1993, 7.3%, 1/1/13 .........................    4,650,000           B           4,858,692
                        District of Columbia, General Obligation:
                         Series A, 5.875%, 6/1/05 (c) ......................    4,300,000           AAA         4,569,825
                         Series A-3, 5.6%, 6/1/07 ..........................    3,300,000           AAA         3,403,851
                        District of Columbia, Hospital Refunding Revenue:
                         Medlantic Healthcare Group, Inc., 1993 Series A,
                          5.5%, 8/15/06 (c) ................................    1,305,000           AAA         1,363,686
                         Metlantic Washington Hospital Center, 1992
                          Series A, 7.125%, 8/15/19 ........................    3,000,000           BBB         3,070,380

FLORIDA                 Broward County, FL, Housing Finance Authority,
                         Single Family Mortgage Revenue, Zero Coupon,
                         4/1/14 ............................................    5,270,000           AA            863,173
                        Indian Trace, FL, Special Tax Revenue, Water
                         Management, 8.25%, 5/1/05 .........................    2,785,000           NR          2,953,910
                        Indian Trace, FL, Community Development Authority,
                         Special Assessment District Bonds, 6.875%, 4/1/10 .    2,340,000           NR          2,324,977

GEORGIA                 Municipal Electric Authority of Georgia, Power
                         Revenue, Series Z, 5.5%, 1/1/12 ...................    1,375,000           A           1,389,603

ILLINOIS                Chicago, IL, General Obligation Lease, Board of
                         Education, Series A, 6%, 1/1/16 (c) ...............    5,000,000           AAA         5,474,050
                        Illinois Development Finance Authority:
                         Refunding Revenue, Commonwealth Edison,
                          5.7%, 1/15/09 ....................................    3,000,000           BBB         3,019,110
                         Solid Waste Revenue, Ford Heights Waste Tire
                          Project, 7.875%, 4/1/11 ..........................    3,000,000           NR          2,977,140
                         Health Facilities Revenue, Community Living
                          Options, 7%, 3/1/07 ..............................    2,000,000           BBB         2,117,600
                        Winnebago County, IL, School District #122,
                         6.45%, 6/1/08 (c) .................................    1,500,000           AAA         1,702,365

INDIANA                 Fishers, IN, Economic Development Revenue, First
                         Mortgage/United Student Aid Inc. Project,
                         Series 1989, 8.25%, 9/1/09 ........................    2,000,000           NR          2,138,360
                        Indiana Health Facilities Finance Authority, Hospital
                         Refunding Revenue, Floyd Memorial Hospital,
                         6.625%, 2/15/13 ...................................    3,000,000           A           3,166,290


   The accompanying notes are an integral part of the financial statements.

SCUDDER HIGH YIELD TAX FREE FUND
-------------------------------------------------------------------------------------------------------------------------

                                                                                                Unaudited
                                                                                                ---------
                                                                                Principal         Credit         Market
                                                                                Amount ($)      Rating (d)      Value ($)
-------------------------------------------------------------------------------------------------------------------------


                        Indiana Municipal Power Agency, Power Supply
                         System Refunding Revenue, Series 1983 B,
                         5.875%, 1/1/09 (c) ................................    2,300,000           AAA         2,483,862
                        Indianapolis, IN, Economic Development, Refunding
                         and Improvement Revenue, Robin Run Village
                         Project, Series 1992, 7.625%, 10/1/22 .............    1,500,000           BBB         1,619,745

MARYLAND                Maryland Energy Finance Administration, Limited
                         Obligation, Cogeneration-Warrior Run Project,
                         7.4%, 9/1/19 ......................................    2,500,000           NR          2,639,825
                        Prince George's County, MD, Greater Southeast
                         Healthcare, 6.2%, 1/1/08 ..........................    1,000,000           BBB           980,140

MASSACHUSETTS           Boston, MA, Industrial Development Authority,
                         Springhouse Project, 9.25%, 7/1/25 ................    1,000,000           NR          1,043,910
                        Lowell, MA, General Obligation, 8.3%, 2/15/05 ......      365,000           BBB           445,771
                        Massachusetts Health & Educational Facilities
                         Authority, Cooley Dickson Hospital Inc., 7.125%,
                         11/15/18, Prerefunded 5/15/03 (e) .................    1,925,000           AAA         2,284,263
                        Massachusetts Housing Finance Agency, Multi-Family
                         Housing Project, Series 1988 A, 8.8%, 8/1/21 ......      665,000           A             716,690
                        Massachusetts Industrial Finance Agency, Solid Waste
                         Disposal, Peabody Monofil Project, 9%, 9/1/05 .....    3,000,000           NR          3,149,370
                        Massachusetts Industrial Finance Agency, Edgewood
                         Retirement Community, Series A, 9%, 11/15/25 ......    1,000,000           NR          1,000,820
                        Massachusetts Municipal Wholesale Electric
                         Company, Power Supply System Revenue,
                         Series A, 5.1%, 7/1/07 (c) ........................    3,840,000           AAA         3,883,315

MICHIGAN                Detroit, MI, Unlimited Tax, General Obligation,
                         Distributable State Aid, Refunding, 5.25%,
                          5/1/09 (c) .......................................    2,450,000           AAA         2,490,548
                        Michigan State Hospital Finance Authority Revenue:
                         Gratiot Community Hospital, Series 1988 A, 8.75%,
                          10/1/07, Prerefunded 10/1/98 (e) .................    1,000,000           BB          1,114,920
                         Sinai Hospital, Series 1995, 6.625%, 1/1/16 .......    2,990,000           BBB         2,993,648
                         Genesys Health System, Series A, 7.5%,
                          10/1/27 ..........................................    2,000,000           BBB         2,132,120

MINNESOTA               St. Paul, MN, Housing & Redevelopment Authority,
                         Healtheast Hospital Project, Series 1993 A, 6.625%,
                         11/1/17 ...........................................    3,500,000           BBB         3,564,120

NEVADA                  Las Vegas, NV, Downtown Redevelopment Agency,
                         Tax Increment Revenue, Subordinate Lien, 6.1%,
                         6/15/14 ...........................................    1,500,000           BBB         1,514,970
                        Nevada State Housing Division, Single Family
                         Mortgage Revenue, Series R, 5.95%, 10/1/11 ........    2,205,000           AA          2,317,631


   The accompanying notes are an integral part of the financial statements.

                                                                                                     INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------

                                                                                                Unaudited
                                                                                                ---------
                                                                                Principal         Credit         Market
                                                                                Amount ($)      Rating (d)      Value ($)
-------------------------------------------------------------------------------------------------------------------------


NEW HAMPSHIRE           New Hampshire Health & Educational Authority, New
                         Hampshire Catholic Charity, 8.4%, 8/1/11 ..........      600,000           BBB           654,294
                        New Hampshire Higher Education and Health
                         Facilities Revenue:
                          Frisbie Memorial Hospital, Series 1993, 6.125%,
                           10/1/13 .........................................    2,750,000           BBB         2,704,433
                          St. Joseph's Hospital:
                           7.5%, 1/1/07 ....................................    1,490,000           BBB         1,592,885
                           7.5%, 1/1/16 ....................................    2,600,000           BBB         2,762,214
                          Monadnok Community Hospital, Series 1990,
                           9.125%, 10/1/20 .................................    1,455,000           NR          1,616,825

NEW JERSEY              New Jersey Economic Development Authority,
                         Methodist Homes, 7.5%, 7/1/25 .....................    1,000,000           NR          1,025,550

NEW YORK                Metropolitan Transportation Authority of New York,
                         Transit Facilities Revenue, 7%, 7/1/09 ............    1,000,000           BBB         1,097,270
                        New York City, NY, General Obligation:
                         Series B, 6.1%, 8/15/05 ...........................    3,500,000           A           3,607,590
                         Series B, 7.3%, 8/15/10 ...........................    2,000,000           A           2,255,540
                        New York City, NY, Industrial Development Agency,
                         Visy Paper Inc. Project, Series 1995, 7.95%,
                         1/1/28 ............................................    1,000,000           NR          1,020,770

OHIO                    Gateway Economic Development Corporation of
                         Cleveland, OH, Stadium Revenue, 6.5%, 9/15/14 .....    5,000,000           NR          5,036,200
                        Hamilton County, OH, Health System Revenue,
                         Franciscan Sisters of the Poor Health System,
                         Providence Hospital, Series 1992, 6.8%, 7/1/08 ....    5,485,000           BBB         5,718,387

OKLAHOMA                Tulsa Municipal Airport Trust, Revenue Bonds, AMR
                         Corporation, American Airlines, Series 1995, 6.25%,
                         6/1/20 ............................................    4,500,000           BBB         4,601,115

PENNSYLVANIA            Clearfield, PA, Hospital Authority Revenue,
                           Clearfield Hospital, 6.875%, 6/1/16 .............    4,375,000           BBB         4,409,300
                        Montgomery County, PA, Redevelopment Authority,
                         Multi-Family Housing Revenue Refunding, KBF
                         Associates, LP Project, 6.375%, 7/1/12 ............    5,500,000           BBB         5,556,540
                        Pennsylvania Higher Education Authority, Medical
                         College of Pennsylvania, Series B, 7.25%, 3/1/05 ..    1,000,000           BBB         1,111,020
                        Philadelphia, PA, Hospital and Higher Education
                         Facilities Authority, Hospital Revenue:
                          Albert Einstein Medical Center, 7.625%, 4/1/11 ...    2,500,000           A           2,718,300
                          Graduate Health System Obligated Group,
                           6.25%, 7/1/13 ...................................    5,000,000           BBB         4,973,700
                        Pottsville, PA, Hospital Authority, Warne Clinic,
                          7.25%, 7/1/24 ....................................    3,000,000           BBB         3,092,670


   The accompanying notes are an integral part of the financial statements.

SCUDDER HIGH YIELD TAX FREE FUND
-------------------------------------------------------------------------------------------------------------------------

                                                                                                Unaudited
                                                                                                ---------
                                                                                Principal         Credit         Market
                                                                                Amount ($)      Rating (d)      Value ($)
-------------------------------------------------------------------------------------------------------------------------


SOUTH CAROLINA          South Carolina Jobs Economic Development Authority,
                         Hospital Facilities Revenue, South Carolina Baptist
                         Hospital, 5.3%, 8/1/09 (c) ........................    8,000,000           AAA         8,038,160

SOUTH DAKOTA            South Dakota Health & Educational Facilities
                         Authority Revenue, Prairie Lakes Health Care System:
                          7.125%, 4/1/10 ...................................    1,000,000           BBB         1,063,550
                          7.25%, 4/1/22 ....................................    1,000,000           BBB         1,051,410
                        South Dakota Housing Development Authority, Home
                         Ownership Mortgage, Series A, 6.4%, 5/1/12 ........    3,500,000           AA          3,634,610

TEXAS                   Bexar County, TX, Housing Finance Corporation,
                         Series A, Subject to AMT, GNMA Collateralized
                         Mortgage, 8.2%, 4/1/22 ............................    1,150,000           AAA         1,219,907
                        Dallas-Fort Worth, TX, International Airport,
                         American Airlines Inc.:
                          7.5%, 11/1/25 ....................................    3,910,000           BBB         4,191,012
                          7.25%, 11/1/30 ...................................    5,000,000           BBB         5,406,700
                        Midland County, TX, Hospital District, Midland
                         Memorial Hospital, 7.5%, 6/1/16 ...................    1,500,000           BBB         1,622,790
                        Retama Development Corporation, TX, Special
                         Facilities Revenue, Retama Park Racetrack Project,
                         Series 1993, 8.75%, 12/15/18 ......................    5,000,000           NR          1,800,000

UTAH                    Salt Lake City, UT, Hospital Revenue, Intermountain
                         Healthcare Systems, 6.65%, 2/15/12 ................    2,000,000           AA          2,137,020

VERMONT                 Swanton, VT, Electric System Revenue, Series 1993,
                         6.7%, 12/1/23 .....................................    1,155,000           BBB         1,213,847
                        Vermont Housing Finance Agency, Multi-Family
                         Housing Revenue, Northgate Housing Project,
                         8.25%, 6/15/20 ....................................    1,065,000           NR          1,118,506

VIRGIN ISLANDS          Virgin Islands Public Finance Authority, General
                         Obligation, Matching Fund Loan Notes, Series A,
                         7.25%, 10/1/18 ....................................    6,500,000           NR          7,054,905

VIRGINIA                Pittsylvania County, VA, Industrial Development
                         Authority, Multitrade of Pittsylvania County, L.P.
                         Project:
                          7.45%, 1/1/09 ....................................    1,500,000           NR          1,641,945
                          7.5%, 1/1/14 .....................................    3,500,000           NR          3,830,400

WASHINGTON              King County, WA, Public Hospital District, Hospital
                         Revenue, Valley Medical Center, 6.25%, 9/1/09 (c) .      530,000           AAA           593,324
                        Washington Public Power Supply System, Refunding
                         Revenue:
                          Nuclear Project #2:
                           Series B, 5.65%, 7/1/08 .........................    3,030,000           AA          3,109,325
                           Series B, 6.3%, 7/1/12 ..........................   10,000,000           AA         10,849,100


   The accompanying notes are an integral part of the financial statements.

                                                                                                     INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------

                                                                                                Unaudited
                                                                                                ---------
                                                                                Principal         Credit         Market
                                                                                Amount ($)      Rating (d)      Value ($)
-------------------------------------------------------------------------------------------------------------------------


                           Inverse Floater, 6.42%, 7/1/12** ................    3,000,000           AA          2,838,750
                          Nuclear Project #3:
                           Series B, 5.65%, 7/1/08 .........................    3,640,000           AA          3,735,295
                           Series B, 7.125%, 7/1/16 ........................    2,500,000           AA          2,951,200
                           Series C, 5.1%, 7/1/07 ..........................    5,500,000           AA          5,424,760
                                                                                                              -----------
                        TOTAL LONG-TERM MUNICIPAL INVESTMENTS
                         (Cost $283,262,106) ...............................                                  300,090,098
                                                                                                              -----------

                        -------------------------------------------------------------------------------------------------
0.0%                    PURCHASED OPTIONS
                        -------------------------------------------------------------------------------------------------

                                                                                Number of
                                                                                Contracts
                                                                                ---------
                        Put on U.S. Treasury Bond Futures, strike price 118.00,
                        expires 2/17/96 (Cost $311,094) ....................          250                         132,813
                                                                                                              -----------
-------------------------------------------------------------------------------------------------------------------------

                        TOTAL INVESTMENT PORTFOLIO - 100.0%
                         (Cost $283,723,200) (a) ...........................                                  300,372,911
                                                                                                              ===========

        (a) The cost for federal income tax purposes was $283,723,200. At December 31, 1995, net unrealized appreciation for all securities was $16,649,711.  This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $20,175,363 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of
            $3,525,652.

        (b) At December 31, 1995 these securities, in whole or in part, have been pledged to cover initial margin requirements for open futures contracts.

             AT DECEMBER 31, 1995, OPEN FUTURES CONTRACTS SOLD SHORT WERE AS FOLLOWS (NOTE A):

                                                                                  Aggregate
             Futures                       Expiration           Contracts       Face Value ($)           Market Value ($)
             -------                       ----------           ---------       --------------           ----------------
             Muni Bond Index               Mar. 1996                25             2,999,750                    3,025,782
             20 Year U.S. Treasury Bond    Mar. 1996                75             8,808,625                    9,110,156
                                                                   ---            ----------                   ----------
                                                                   100            11,808,375                   12,135,938
                                                                   ===            ==========                   ==========
             Total net unrealized depreciation on open futures contracts sold short ................             (327,563)
                                                                                                               ==========

        (c) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA.

        (d) All of the securities held have been determined to be of the appropriate credit quality as required by the
            Fund's investment objectives.  Credit ratings are either Standard & Poor's Ratings Group, Moody's Investors
            Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) and securities rated by Scudder (SS&C)
            have been determined to be of comparable quality to rated eligible securities.

        (e) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.


   The accompanying notes are an integral part of the financial statements.

SCUDDER HIGH YIELD TAX FREE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

        ** Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rate as of December 31, 1995.


   The accompanying notes are an integral part of the financial statements.

                                                                        FINANCIAL STATEMENTS
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------

DECEMBER 31, 1995
--------------------------------------------------------------------------------------------

ASSETS
Investments, at market (identified cost $283,723,200)
 (Note A) .............................................                         $300,372,911
Cash ..................................................                               25,271
Receivables:
 Interest .............................................                            5,179,807
 Fund shares sold .....................................                              158,320
                                                                                ------------
  Total assets ........................................                          305,736,309
LIABILITIES
Payables:
 Investments purchased ................................         $1,005,963
 Dividends ............................................            466,223
 Fund shares redeemed .................................             86,568
 Daily variation margin on open futures contracts
  (Note A) ............................................             33,594
 Accrued management fee (Note C) ......................            152,776
 Other accrued expenses (Note C) ......................            112,017
                                                                ----------
  Total liabilities ...................................                            1,857,141
                                                                                ------------
Net assets, at market value ...........................                         $303,879,168
                                                                                ============
NET ASSETS
Net assets consist of:
 Net unrealized appreciation (depreciation) on:
  Investments .........................................                         $ 16,649,711
  Futures .............................................                             (327,563)
 Accumulated net realized loss ........................                           (3,048,689)
 Shares of beneficial interest ........................                              249,296
 Additional paid-in capital ...........................                          290,356,413
                                                                                ------------
Net assets, at market value ...........................                         $303,879,168
                                                                                ============
NET ASSET VALUE, offering and redemption price per share
 ($303,879,168 -:- 24,929,576 outstanding shares of
 beneficial interest, $.01 par value, unlimited number
 of shares authorized) ................................                               $12.19
                                                                                      ======


   The accompanying notes are an integral part of the financial statements.

SCUDDER HIGH YIELD TAX FREE FUND
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------------------

INVESTMENT INCOME
Interest ..............................................                          $18,802,766
Expenses:
Management fee (Note C) ...............................          $1,968,029
Services to shareholders (Note C) .....................             414,177
Custodian and accounting fees (Note C) ................             114,156
Trustees' fees (Note C) ...............................              43,060
Reports to shareholders ...............................              62,913
Auditing ..............................................              45,037
Legal .................................................              20,488
State registration ....................................              16,774
Other .................................................              19,281
                                                                 ----------
Total expenses before reductions ......................           2,703,915
Expense reductions (Note C) ...........................            (415,870)
                                                                 ----------
Expenses, net .........................................                           2,288,045
                                                                                -----------
Net investment income .................................                          16,514,721
                                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
 Investments ..........................................           2,633,735
 Futures ..............................................          (2,711,469)        (77,734)
                                                                 ----------
Net unrealized appreciation during the period on:
 Investments ..........................................          31,868,538
 Futures ..............................................           1,281,187      33,149,725
                                                                 ----------     -----------
Net gain on investments ...............................                          33,071,991
                                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $49,586,712
                                                                                ===========


   The accompanying notes are an integral part of the financial statements.

                                                                           FINANCIAL STATEMENTS
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------

                                                                    YEARS ENDED DECEMBER 31,
                                                                    ------------------------
INCREASE (DECREASE) IN NET ASSETS                                   1995               1994
-----------------------------------------------------------------------------------------------

Operations:
Net investment income ......................................    $ 16,514,721       $ 17,780,175
Net realized loss from investment transactions .............         (77,734)        (1,023,858)
Net unrealized appreciation (depreciation)
 on investments during the period ..........................      33,149,725        (43,029,825)
                                                                ------------       ------------
Net increase (decrease) in net assets
 resulting from operations .................................      49,586,712        (26,273,508)
                                                                ------------       ------------
Distributions to shareholders from net
 investment income ($.72 and $.66 per share,
 respectively) .............................................     (17,484,017)       (16,810,879)
                                                                ------------       ------------
Fund share transactions:
Proceeds from shares sold ..................................      80,985,278        126,895,781
Net asset value of shares issued to
 shareholders in reinvestment of
 distributions .............................................      11,658,355         10,306,439
Cost of shares redeemed ....................................     (80,644,390)      (151,370,479)
                                                                ------------       ------------
Net increase (decrease) in net assets from
 Fund share transactions ...................................      11,999,243        (14,168,259)
                                                                ------------       ------------
INCREASE (DECREASE) IN NET ASSETS ..........................      44,101,938        (57,252,646)
Net assets at beginning of period ..........................     259,777,230        317,029,876
                                                                ------------       ------------
NET ASSETS AT END OF PERIOD (including
 undistributed net investment income
 of $969,296 at December 31, 1994) .........................    $303,879,168       $259,777,230
                                                                ============       ============
OTHER INFORMATION
INCREASE (DECREASE) IN FUND SHARES
Shares outstanding at beginning of period ..................      23,910,066         25,261,001
                                                                ------------       ------------
Shares sold ................................................       6,935,326         10,881,281
Shares issued to shareholders in
 reinvestment of distributions .............................         992,340            974,025
Shares redeemed ............................................      (6,908,156)       (13,206,241)
                                                                ------------       ------------
Net increase (decrease) in Fund shares .....................       1,019,510         (1,350,935)
                                                                ------------       ------------
Shares outstanding at end of period ........................      24,929,576         23,910,066
                                                                ============       ============


   The accompanying notes are an integral part of the financial statements.

SCUDDER HIGH YIELD TAX FREE FUND
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER
PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.
                                                                                                                 FOR THE PERIOD
                                                                                                                JANUARY 22, 1987
                                                                                                                 (COMMENCEMENT
                                                        YEARS ENDED DECEMBER 31,                                OF OPERATIONS) TO
                                        ---------------------------------------------------------------------      DECEMBER 31,
                                         1995    1994     1993     1992     1991     1990     1989     1988           1987
                                        -----------------------------------------------------------------------------------------

Net asset value, beginning
 of period ...........................  $10.86   $12.55   $11.90   $11.67   $11.19   $11.35   $11.06   $10.52       $12.00
                                        ------   ------   ------   ------   ------   ------   ------   ------       ------
Income from investment
 operations:
 Net investment income (a) ...........     .68      .70      .67      .72      .76      .77      .76      .83          .78
 Net realized and unrealized
  gain (loss) on investments .........    1.37    (1.73)     .93      .50      .69     (.11)     .35      .54        (1.48)
                                        ------   ------   ------   ------   ------   ------   ------   ------       ------
Total from investment
 operations ..........................    2.05    (1.03)    1.60     1.22     1.45      .66     1.11     1.37         (.70)
                                        ------   ------   ------   ------   ------   ------   ------   ------       ------
Less distributions:
 From net investment income ..........    (.72)    (.66)    (.67)    (.72)    (.76)    (.77)     (.76)   (.83)        (.78)
 From net realized gains on
  investment transactions ............      --       --     (.21)    (.27)    (.21)    (.05)    (.06)      --           --
 In excess of net realized gains
  on investment transactions .........      --       --     (.07)      --       --       --       --       --           --
                                        ------   ------   ------   ------   ------   ------   ------   ------       ------
Total distributions ..................    (.72)    (.66)    (.95)    (.99)    (.97)    (.82)    (.82)    (.83)        (.78)
                                        ------   ------   ------   ------   ------   ------   ------   ------       ------
Net asset value, end of period .......  $12.19   $10.86   $12.55   $11.90   $11.67   $11.19   $11.35   $11.06       $10.52
                                        ======   ======   ======   ======   ======   ======   ======   ======       ======
TOTAL RETURN (%) .....................   19.28    (8.38)   13.85    10.88    13.36     6.02    10.32    13.48        (5.81)**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of
 period ($ millions) .................     304      260      317      204      160      129      114       74           36
Ratio of operating expenses net,
 to average daily net assets
 (%) (a) .............................     .80      .80      .92      .98     1.00     1.00     1.00      .67          .40*
Ratio of net investment income
 to average daily net assets (%) .....    5.77     6.01     5.38     6.10     6.65     6.88     6.72     7.65         8.45*
Portfolio turnover rate (%) ..........    27.3     34.3     56.4     56.6     45.5     33.4     75.8     36.7        131.8*

(a) Reflects a per share amount
     of expenses, exclusive of
     management fees,
     reimbursed by the
     Adviser of ......................  $   --   $   --   $   --   $   --   $   --   $   --   $   --   $ .010       $ .066
    Reflects a per share amount
     of management fee not
     imposed by the Adviser of .......  $  .02   $  .02   $  .01   $   --   $   --   $  .01   $  .01   $  .05       $  .06
    Operating expense ratio
     before expense
     reductions (%) ..................     .94      .97      .98      .99     1.04     1.09     1.15     1.25         1.80*
  * Annualized
 ** Not annualized

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

A.  SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

Scudder High Yield Tax Free Fund (the "Fund") is organized as a diversified series of Scudder Municipal Trust, a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.
Short-term investments having a maturity of sixty days or less are valued at amortized cost.

OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options on financial instruments as a hedge against potential adverse price movements in the value of portfolio assets.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the

SCUDDER HIGH YIELD TAX FREE FUND
--------------------------------------------------------------------------------

Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period the Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract.

Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

AMORTIZATION AND ACCRETION. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable and tax exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

At December 31, 1995, the Fund had a net tax basis capital loss carryforward of approximately $1,086,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2002, the expiration date.

DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax

SCUDDER HIGH YIELD TAX FREE FUND
--------------------------------------------------------------------------------

regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment transactions are accounted for on a trade-date basis. Interest income is accrued pro rata to the earlier of call or maturity.

B.  PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------
Purchases and sales of long-term municipal investments for the year ended December 31, 1995, were $89,238,858 and $74,358,292, respectively.

The aggregate face value of futures contracts opened and closed during the year ended December 31, 1995 was $24,140,781 and $40,440,844, respectively.

C.  RELATED PARTIES
--------------------------------------------------------------------------------
Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.70% on the first $200,000,000 of average daily net assets, and 0.65% of such net assets in excess of $200,000,000, computed and accrued daily and payable monthly. The Agreement also provides that if the Fund's expenses exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

For the year ended December 31, 1995, the fee pursuant to the Agreement amounted to $1,552,159 which was equivalent to an annual effective rate of .54% of the Fund's average daily net assets. The Adviser has agreed not to impose all or a portion of its management fee until April 30, 1996, and during such period to maintain the annualized expenses of the Fund at not more than .80% of average daily net assets. For the year ended December 31, 1995, the Adviser did not impose a portion of its management fee amounting to $415,870.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1995, the amount charged to the Fund by SSC aggregated $314,439 of which $24,939 is unpaid at December 31, 1995.

Effective January 23, 1995, Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1995, the amount charged to the Fund by SFAC aggregated $56,810, of which $5,061 is unpaid at December 31, 1995.

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the year ended December 31, 1995, Trustees' fees and expenses aggregated $43,060.

SCUDDER HIGH YIELD TAX FREE FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF SCUDDER MUNICIPAL TRUST AND THE SHAREHOLDERS OF SCUDDER HIGH YIELD TAX FREE FUND:

We have audited the accompanying statement of assets and liabilities of Scudder High Yield Tax Free Fund, including the investment portfolio, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the eight years in the period then ended and for the period January 22, 1987 (commencement of operations) to December 31, 1987. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of
December 31, 1995 by correspondence with the custodian and brokers.   An audit
also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder High Yield Tax Free Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the eight years in the period then ended and for the period January 22, 1987 (commencement of operations) to December 31, 1987, in conformity with generally accepted accounting principles.

Boston, Massachusetts                           COOPERS & LYBRAND L.L.P.
February 14, 1996

                                                                 TAX INFORMATION
--------------------------------------------------------------------------------

By now shareholders for whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund. For corporate shareholders no amount of the income dividends paid by the Fund qualified for the dividends received deduction.

Of the dividends paid from net investment income for the fiscal year ended December 31, 1995, 18.07% should be treated as an item of tax preference for purposes of the federal alternative minimum tax, if applicable. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $16,522,000 as exempt-interest dividends for the fiscal year ended December 31, 1995.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.

                     (This page intentionally left blank.)

                                                           OFFICERS AND TRUSTEES

David S. Lee*
    President and Trustee

Daniel Pierce*
    Vice President and Trustee

Henry P. Becton, Jr.
    Trustee; President and General Manager, WGBH Educational Foundation

Dawn-Marie Driscoll
    Trustee; Attorney and Corporate Director

Peter B. Freeman
    Trustee; Corporate Director and Trustee

Dudley H. Ladd*
    Trustee

George M. Lovejoy, Jr.
    Trustee; President and Director, Fifty Associates

Wesley W. Marple, Jr.
    Trustee; Professor of Business Administration, Northeastern University College of Business Administration

Juris Padegs*
    Trustee

Donald C. Carleton*
    Vice President

Philip G. Condon*
    Vice President

Jerard K. Hartman*
    Vice President

Thomas W. Joseph*
    Vice President

Thomas F. McDonough*
    Vice President and Secretary

Pamela A. McGrath*
    Vice President and Treasurer

Edward J. O'Connell*
    Vice President and Assistant Treasurer

Coleen Downs Dinneen*
    Assistant Secretary

* Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES

 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------
                   Money Market                                        Income
                     Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                     Scudder U.S. Treasury Money Fund                    Scudder Global Bond Fund
                   Tax Free Money Market+                                Scudder GNMA Fund
                     Scudder Tax Free Money Fund                         Scudder Income Fund
                     Scudder California Tax Free Money Fund*             Scudder International Bond Fund
                     Scudder New York Tax Free Money Fund*               Scudder Short Term Bond Fund
                   Tax Free+                                             Scudder Zero Coupon 2000 Fund
                     Scudder California Tax Free Fund*                 Growth
                     Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                     Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                     Scudder Managed Municipal Bonds                     Scudder Global Fund
                     Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                     Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                     Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                     Scudder New York Tax Free Fund*                     Scudder International Fund
                     Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                     Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                   Growth and Income                                     Scudder Quality Growth Fund
                     Scudder Balanced Fund                               Scudder Small Company Value Fund
                     Scudder Growth and Income Fund                      Scudder Value Fund
                                                                         The Japan Fund
 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans
 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.
 Institutional Cash Management
-----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
 -----------------------------------------------------------------------------------------------------------------

    For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc. are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.

HOW TO CONTACT SCUDDER

 Account Service and Information
 -------------------------------------------------------------------------------------------------------------
                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your Scudder accounts;
                                         exchanges and redemptions; or information on any Scudder fund
                                         SCUDDER AUTOMATED INFORMATION LINE (SAIL)
                                         1-800-343-2890
 Investment Information
 -------------------------------------------------------------------------------------------------------------
                                         To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105
 Please address all correspondence to
 -------------------------------------------------------------------------------------------------------------

                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291
 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------
                                         Many  shareholders  enjoy the  personal,  one-on-one  service of the
                                         Scudder  Funds  Centers.  Check for a Funds Center near you--they can be found in the following cities:

                                         Boca Raton                                New York
                                         Boston                                    Portland, OR
                                         Chicago                                   San Diego
                                         Cincinnati                                San Francisco
                                         Los Angeles                               Scottsdale
 -------------------------------------------------------------------------------------------------------------

                                         For information on Scudder                For information on Scudder
                                         Treasurers Trust,(TM)an institutional     Institutional Funds,* funds
                                         cash management service for               designed to meet the broad
                                         corporations, non-profit                  investment management and
                                         organizations and trusts that uses        service needs of banks and
                                         certain portfolios of Scudder Fund,       other institutions, call
                                         Inc.* ($100,000 minimum), call            1-800-854-8525.
                                         1-800-541-7703.
 -------------------------------------------------------------------------------------------------------------

    Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

 * Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating Over 75 Years of Serving Investors


    Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.


    Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.